UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 26, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

    300 Renaissance Center, Detroit, Michigan                    48265-3000
    -----------------------------------------                    ----------
    (Address of Principal Executive Offices)                     (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS
                                -----------------

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
         New Release Dated January 26, 2006 and Financial Statements

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On January 26, 2006, a news release was issued on the subject of fourth quarter consolidated earnings for General Motors Corporation (GM). The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of GM's Annual Report on Form 10-K. The news release and financial statements are incorporated as Exhibit 99.1.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

Exhibit 99.1 amends the information provided by GM in its Form 8-K dated November 18, 2005, as filed on November 22, 2005, regarding GM's plan for the restructuring of its automotive operations in the United States and Canada, by reporting the preliminary amount of charges GM plans to take in connection with that restructuring. Final data will be provided in subsequent filings.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                                    EXHIBITS
                                    --------

Exhibits                      Description                   Method of Filing
--------                      -----------                   ----------------

Exhibit 99.1                  News Release Dated            Attached as Exhibit
                              January 26, 2006 and
                              Financial Statements



                                      # # #


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  January 26, 2006              By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)

                                INDEX TO EXHIBITS
                                -----------------

Exhibit     Description
------------------------------------------------------------------------

99.1        News Release dated January 26, 2006 and Financial Statements